UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2013

AMERICAN SAFETY INSURANCE HOLDINGS, LTD.
(Exact name of registrant as specified in its charter)

Bermuda	001-14795	Not applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

The Boyle Building, 2nd Floor 31 Queen Street Hamilton, Bermuda HM 11
(Address of principal executive offices, including zip code)

(441) 296-8560 (Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On August 19, 2013, American Safety Insurance Holdings, Ltd. (“American Safety”) announced that Catalina Holdings (Bermuda) Ltd. had withdrawn its offer to acquire American Safety and agreed to vote in favor of the pending acquisition of American Safety by Fairfax Financial Holdings Limited (“Fairfax”).  American Safety also announced that its board of directors had reaffirmed its recommendation that shareholders vote “For” Fairfax’s proposal to acquire American Safety at a price of $30.25 per share.

A copy of the press release announcing these developments is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) The following exhibits are included with this report:

Exhibit No.	Description
99.1	Press Release, dated August 19, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 19, 2013	AMERICAN SAFETY INSURANCE HOLDINGS, LTD.

	By:	/s/ Stephen R. Crim
Stephen R. Crim
President/CEO

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release, dated August 19, 2013